UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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B. Riley Financial, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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B. RILEY FINANCIAL, INC.

April 19, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of B. Riley Financial, Inc., which will be held at 1:00 pm local time at the Loews Hollywood Hotel, located at 1755 N. Highland Avenue, Hollywood, California 90028 on May 24, 2016. We hope you will be able to attend the meeting in person.

The attached notice of meeting and proxy statement describe the matters to be acted upon at the annual meeting. If you plan to attend the annual meeting in person, please mark the designated box on the enclosed proxy card. If you are planning to attend the annual meeting and your shares are held in street name (by a broker, for example), you should ask the record owner for a legal proxy or bring your most recent account statement to the annual meeting so that we can verify your ownership of B. Riley Financial, Inc. stock. Please note, however, that if your shares are held in street name and you do not bring a legal proxy from the record owner, you will be able to attend the annual meeting, but you will not be able to vote at the annual meeting.

Whether or not you plan to attend the annual meeting personally, and regardless of the number of shares you own, it is important that your shares be represented at the annual meeting. Accordingly, we urge you to promptly complete the enclosed proxy card and return it to the inspector of elections in the postage-prepaid envelope provided, or to promptly use the telephone or Internet voting system. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

Bryant R. Riley
Chairman and Chief Executive Officer

B. RILEY FINANCIAL, INC.

21860 BURBANK BOULEVARD, SUITE 300 SOUTH

WOODLAND HILLS, CA

(818) 884-3737

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 24, 2016

To the Stockholders of B. Riley Financial, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of B. Riley Financial, Inc. (the “Company”) will be held on May 24, 2016, at 1:00 p.m. local time at the Loews Hollywood Hotel, located at 1755 N. Highland Avenue, Hollywood, California 90028, for the following purposes:

1.	To elect six (6) directors to hold office for a one year term to expire at the Company’s 2017 Annual Meeting of the Stockholders or until their successors are elected and duly qualified.

2.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	To approve, on an advisory basis, the compensation of our named executive officers.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Company’s Board of Directors has fixed the close of business on April 8, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. All stockholders are invited to attend the meeting. You must present your proxy or voter instruction card or meeting notice for admission.

By Order of the Board of Directors,

Bryant R. Riley
Chairman and Chief Executive Officer

Woodland Hills, California
April 19, 2016

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

B. RILEY FINANCIAL, INC.

21860 BURBANK BOULEVARD, SUITE 300 SOUTH

WOODLAND HILLS, CA

PROXY STATEMENT

For Annual Meeting of Stockholders to be held on May 24, 2016

General

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of B. Riley Financial, Inc. to be held on May 24, 2016, at 1:00 p.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Loews Hollywood Hotel, located at 1755 N. Highland Avenue, Hollywood, California 90028. We expect to mail this proxy statement to our stockholders on or about April 20, 2016.

All references to “us”, “we”, “our”, and “the Company” refer to B. Riley Financial, Inc. and its subsidiaries.

Solicitation of Proxies

The Board is soliciting the accompanying proxy. In accordance with unanimous recommendations of our Board, the individuals named in the proxy will vote all shares represented by proxies in the manner designated, or if no designation is made, they will vote the proxies FOR the election of all of the director nominees and FOR proposals 2 and 3. In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting. As of the date of this Proxy Statement, the Board does not know of any other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. The individuals acting as proxies will not vote on a particular matter if the proxy card representing those shares instructs them to abstain from voting on that matter or to the extent a proxy card is marked to show that some of the shares represented by the proxy card are not to be voted.

Shares Outstanding and Required Vote

Only holders of record of shares of our common stock at the close of business on the record date, April 8, 2016, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on April 8, 2016, the Company had 16,614,786 shares of common stock outstanding and entitled to vote held by 105 stockholders of record. Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock entitled to vote are represented at the meeting, either in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by the board of directors, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker shares that are voted as to any matter at the meeting will be included in determining if a quorum is present or represented at the Annual Meeting. Any broker holding shares of record for you is not entitled to vote on certain matters unless the broker receives voting instructions from you. Uninstructed shares, or broker non-votes, result when shares are held by a broker who has not received instructions from its customer on such matters and the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that the broker lacks voting authority. The effects of broker non-votes and abstentions on the specific items to be brought before the Annual Meeting are discussed under each item.

How to Vote

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you hold your shares of common stock in street name you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee may allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.

If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

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Revocation of Proxies

You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Continental Stock Transfer and Trust Company, our transfer agent. If you are a stockholder of record and give a proxy, you may revoke it at any time before its use, either:

(1)	by revoking it in person at the Annual Meeting;
(2)	by writing, delivered to our Corporate Secretary at 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, California 91367 before the proxy is used; or
(3)	by a later dated proxy card delivered to us at the above noted address before the proxy is used.

Your presence at the meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast.

If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Cost and Method of Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.

Stockholder List

A complete list of registered stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the meeting during ordinary business hours at our principal offices located at 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, California 91367.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2016

Copies of this proxy statement and our 2015 Annual Report to stockholders are also available online at: http://www.viewproxy.com/BRiley/2016/.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

We previously had a classified board of directors whereby the directors were elected to serve for three-year terms that were staggered into three classes. At our 2014 annual meeting of stockholders, the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”), which phases out such three-year, staggered terms and instead provides for the annual election of directors. The Charter Amendment became effective upon its filing with the Secretary of State of the State of Delaware on October 7, 2014.

Robert D’Agostino, Andrew Gumaer, Thomas J. Kelleher, Bryant R. Riley, Mikel H. Williams and Kenneth M. Young will serve as directors until the Annual Meeting, and Richard L. Todaro (as the remaining director with a staggered term) will serve as a director until our annual meeting of stockholders to be held in 2017, or until their respective successors are duly elected and qualified or their earlier death, resignation or removal.

Upon expiration of the term of any director, the successor to such director (or such director, if such director is reelected) will be elected for a one-year term at the annual meeting of stockholders in the year in which such term expires. Each director’s term is subject to the election and qualification of his successor, or his earlier death, resignation or removal.

As stated above, the terms of Robert D’Agostino, Andrew Gumaer, Thomas J. Kelleher, Bryant R. Riley, Mikel H. Williams and Kenneth M. Young will expire on the date of the upcoming Annual Meeting. The Board of Directors has nominated each such individual to be elected as a director at the Annual Meeting. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2017, or until their successors are duly elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

There are no familial relationships between any of our directors or our executive officers and any other director or executive officer. No arrangement or understanding exists between any nominee and any other person or persons pursuant to whom any nominee was or is to be selected as a director or director nominee of the Company.

Information Regarding Directors

The following table provides the name, age and position(s) of each of our directors as of April 8, 2016:

Name	Age	Committees
Bryant R. Riley	49	None.
Andrew Gumaer	55	None.
Thomas J. Kelleher	48	None.
Robert D’ Agostino	49	Compensation Committee*, Corporate Governance Committee
Richard L. Todaro	44	Audit Committee, Corporate Governance Committee*
Mikel H. Williams	59	Audit Committee, Compensation Committee
Kenneth M. Young	52	Audit Committee*, Compensation Committee, Corporate Governance Committee

*	Chairman of the respective committee.

Our Nominees for Director

Bryant R. Riley has served as our Chief Executive Officer and Chairman since the initial closing of the acquisition of B. Riley & Co., LLC and certain related entities in June 2014 (the “BRC Acquisition”) and as a director since August 2009. Mr. Riley also serves as the Chairman of B. Riley & Co., LLC, and Chief Executive Officer of B. Riley Capital Management, LLC, wholly owned subsidiaries of the Company. Mr. Riley has served as Chairman of B. Riley & Co., LLC since founding the stock brokerage firm in 1997 and served as Chief Executive Officer of B. Riley & Co., LLC from 1997 to 2006. He also previously served on the boards of Alliance Semiconductor Corp. from July 2005 to February 2012, Cadiz Inc. from April 2013 to June 2014, DDI Corp. from May 2007 to May of 2012, National Holdings Corporation from April 2012 to October 2012, Strasbaugh from July 2010 to August 2013, STR Holdings, Inc. from March 2014 to August 2014, and Trans World Entertainment Corp. from January 2009 to July 2012. He also served on the board of directors for several private companies. Mr. Riley received his B.S. in Finance from Lehigh University. Mr. Riley’s experience and expertise in the investment banking industry provides our Board with valuable insight into the capital markets. Mr. Riley’s extensive experience serving on other public company boards is an important resource for our Board.

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Andrew Gumaer has served as the Chief Executive Officer of Great American Group, LLC (“GAG, LLC”), a wholly owned subsidiary of the Company, since we acquired such entity in July 2009 and as a director of the Company since July 2009. Mr. Gumaer also served as our Chief Executive Officer from July 2009 until the initial closing of the BRC Acquisition, and as our Chairman from March 2012 until June 2014. Prior to July 2009, Mr. Gumaer was a co-founder of GAG, LLC, had served as GAG, LLC’s Chief Executive Officer since May 2007 and previously served as GAG, LLC’s President from June 2006 to May 2007. Prior to assuming such role, Mr. Gumaer was the President of The Pride Capital Group, LLC, predecessor in interest to GAG, LLC, from 2002 to May 2006. Mr. Gumaer also served as the Senior Vice President of Garcel, Inc. from 1997 to 2002 and as a Senior Vice President with the investment banking firm Drexel Burnham Lambert prior to his service with Garcel, Inc. Mr. Gumaer’s in depth knowledge of our business and operations, his experience in the investment banking industry, and leadership as GAG, LLC’s Chief Executive Officer and/or President since 2006 positions him well to serve as a member of our Board.

Thomas J. Kelleher has served as our President since August 2014 and as a director of the Company since October 2015. Mr. Kelleher also serves as Chief Executive Officer of our wholly owned subsidiary, B. Riley & Co., LLC, a position he has held since 2006. From 1997 to 2006, Mr. Kelleher held other senior management positions with B. Riley & Co., LLC, including Chief Financial Officer and Chief Compliance Officer. Mr. Kelleher has also served on the board of directors of Special Diversified Opportunities Inc. since October 2015. He received his Bachelor of Science in Mechanical Engineering from Lehigh University. Mr. Kelleher’s experience and expertise in the investment banking industry provides our Board with valuable insight into the capital markets. Mr. Kelleher’s experience serving on other public company boards is an important resource for our Board.

Robert D’Agostino has served as a director since October 2015. Mr. D'Agostino has served as President of Q-mation, Inc. since 1999.  Q-mation, Inc. is a leading supplier of software solutions targeted at increasing operational efficiencies and asset performance in manufacturing companies.  Mr. D'Agostino joined Q-mation, Inc in 1990 and held various sales, marketing and operations management positions prior to his appointment as President.  He previously served on the board of Alliance Semiconductor Corp. from July 2005 to February 2012.  Mr. D'Agostino graduated from Lehigh University with a B.S. in Chemical Engineering. Mr. D’Agostino’s executive leadership experience provides an important resource to our Board.

Mikel H. Williams has served as director since October 2015.  Mr. Williams has served as the Chief Executive Officer and a director of Targus International LLC, a leading global supplier of carrying cases and accessories for the mobile lifestyle, since February 2016. Mr. Williams formerly served as the Chief Executive Officer and a director of JPS Industries, Inc., a special composite materials manufacturer, from 2013 to 2015. Prior to that, Mr. Williams was the President, Chief Executive Officer and a director of DDi Corporation, a leading provider of time-critical, technologically advanced electronics manufacturing services, from November 2005 to May 2012.  Mr. Williams has also served in various management positions with several technology related companies in the manufacturing, telecommunications and professional services industries.  Mr. Williams also serves on the board of directors of Centrus Energy Corp. and Iteris, Inc. Mr. Williams formerly served on the board of Tellabs, Inc. until it was sold in 2013 and Lightbridge Communications Corp. until it was sold in February 2015. Mr. Williams received his B.S. degree from the University of Maryland in accounting and an M.B.A. from Georgetown University. Mr. Williams’ executive leadership experience provides an important resource to our Board.

Kenneth M. Young has served as a director since May 2015. Mr. Young has served as the President and Chief Executive Officer of Lightbridge Communications Corporation (“LCC”) since August 2008. Mr. Young also served as President and Chief Operating Officer of LCC from May 2008 to August 2008, Senior Vice President, President of the Americas from June 2007 to May 2008, and Chief Marketing Officer from May 2006 to June 2007. Prior to joining LCC in 2006, Mr. Young served as Chief Operating Officer for Liberty Media’s Connectid mobile content subsidiary, as well as Senior Vice President and Chief Marketing Officer of Liberty Media’s TruePosition location based services organization. Before joining Liberty Media, Mr. Young spent over 16 years with the now combined AT&T Corporation and held senior management positions with Cingular Wireless, SBC Wireless and Southwestern Bell Telephone. Mr. Young holds a Master in Business Administration from the University of Southern Illinois and a Bachelor of Science in Computer Sciences from Graceland University. Mr. Young’s executive leadership experience provides an important resource to our Board.

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Other Directors

Richard L. Todaro, CFA, has served as a director since July 2014. Mr. Todaro is President of Todaro Capital. Mr. Todaro previously spent 20 years at Kennedy Capital Management, managing the Small Cap Growth portfolio there for the past 10 years. He held several positions at Kennedy Capital Management, including Analyst, Assistant Director of Research, Assistant Portfolio Manager, Portfolio Manager, and Vice President and served as a member of its board of directors. Mr. Todaro spent three years as a board member of the University of Missouri – St. Louis Finance Department. Since September 2015, Mr. Todaro has served on the board of Telenav. He currently serves as an advisory board member for Gateway Greening. Mr. Todaro also served in the Air National Guard as a staff sergeant from 1991 to 1997. Mr. Todaro received a BSBA in Finance from the University of Missouri – St. Louis and a Master of Finance degree from Saint Louis University. Mr. Todaro has also passed the Uniform Investment Advisor Law examination. Mr. Todaro’s financial experience and expertise in the asset management industry provides our Board valuable insight into the capital markets industry.

Vote Required and Board of Directors’ Recommendation

Each director is elected by a plurality of the votes cast with regard to the election of directors. The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named above, unless a particular proxy card withholds authorization to do so, or provides contrary instructions. Because directors are elected by a plurality of the votes cast, abstentions and broker non-votes will not be counted in determining which nominees receive the largest number of votes cast. Each of the nominees has indicated that he is willing and able to serve as a director. If, before the Annual Meeting, any nominee becomes unable to serve, an event that is not anticipated by the Board, the proxies will be voted for the election of whomever the Board may designate.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

Our Board has selected Marcum LLP (“Marcum”) as our independent public accounting firm for the fiscal year ending December 31, 2016, and has further directed that management submit the selection of independent public accounting firm for ratification by our stockholders at our Annual Meeting. Marcum has audited our financial statements since the fiscal year ended December 31, 2006. Representatives of Marcum are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board and our Audit Committee (“Audit Committee”) will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.

Audit and All Other Fees

The following table sets forth the aggregate fees for services provided to us by Marcum for the fiscal years ended December 31, 2014 and 2015:

	Fiscal 2014	Fiscal 2015
Audit Fees (1)	$354,844	$314,045
Audit-Related Fees (2)	24,383	4,590
Tax Fees	—	—
All Other Fees	—	—
TOTAL	$379,227	$318,635

(1)	Audit Fees consist of audit and various attest services performed by Marcum LLP and include the following: (1) fees for fiscal 2014 include (a) reviews of our financial statements for the quarterly periods ended March 31, 2014, June 30, 2014 and September 30, 2014 and (b) the audit of our financial statements for the year ended December 31, 2014 and (2) fees for fiscal 2015 include (a) reviews of our financial statements for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015 and (b) the audit of our financial statements for the year ended December 31, 2015.

(2)	Audit-Related Fees consists of fees for assurance and related services performed by Marcum LLP that related to the performance of the audit or review of the Company's financial statements other than audit fees.

Audit Committee Pre-Approval Policy

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by Marcum during fiscal years 2014 and 2015 were pre-approved by the Audit Committee. The Audit Committee has considered the role of Marcum in providing services to us for the fiscal year ended December 31, 2016, and has concluded that such services are compatible with their independence as our auditors.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority in voting power of our common stock present in person or represented by proxy at a meeting at which a quorum is present. Abstentions will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote against this proposal. Broker non-votes will not result from the vote on Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission’s (“SEC”) rules.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. Our Compensation Committee (“Compensation Committee”) believes an effective compensation program is one that is designed to recruit and retain executive leadership focused on attaining long-term corporate goals and increasing stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.

We urge stockholders to read the “Executive Compensation” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. The Board and the Compensation Committee believe that the policies and procedures described and explained therein are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement supports and contributes to the Company’s long-term success.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority in voting power of our common stock present in person or represented by proxy at a meeting at which a quorum is present. Abstentions will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote against this proposal. Broker non-votes will not result from the vote on Proposal No. 3.

The Board of Directors recommends that stockholders vote FOR the approval of the compensation of our named executive officers on an advisory basis, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its responsibilities and to serve the interests of the Company and our stockholders. The corporate governance guidelines are available for review on our website at http://ir.brileyfin.com/governance.cfm.

Director Independence

Our Board has unanimously determined that four (4) of our directors, Messrs. D’Agostino, Todaro, Williams and Young, a majority of the Board, are “independent” directors as that term is defined by Nasdaq Marketplace Rule 5605(a)(2). In addition, based upon such standards, the Board determined that Messrs. Riley, Gumaer and Kelleher are not “independent” because they are employees of the Company. Further, the Board determined that Matthew M. Hart and Hugh G. Hilton, who served as directors until October 2015, were “independent” directors as that term is defined by Nasdaq Marketplace Rule 5605(a)(2).

Nominations for Directors

Our Corporate Governance Committee (“Corporate Governance Committee”) evaluates and recommends to the Board of Directors director nominees for each election of directors. In fulfilling its responsibilities, the Corporate Governance Committee considers the following factors: (i) demonstrated personal integrity and moral character; (ii) willingness to apply sound and independent business judgment for the long-term interests of the stockholders; (iii) relevant business or professional experience, technical expertise or specialized skills; (iv) personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative Board responsive to the Company’s needs; and (v) ability to commit sufficient time to effectively carry out the substantial duties of a director. The Corporate Governance Committee and the Board will not consider as a director candidate anyone who is an officer, director or principal of an enterprise which is in substantial competition with the Company. Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board must, and believes that it is preferable that more than one member of the Board should, meet the criteria for an “audit committee financial expert” as defined by SEC rules. Further, although the Company does not have a formal diversity policy, the Corporate Governance Committee seeks to nominate a board of directors that brings to the Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from business, professional, governmental, finance, community and industry experience.

The Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. If the Corporate Governance Committee believes that the Board of Directors requires additional candidates for nomination, the committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The Corporate Governance Committee reviews all nominees, including those recommended by stockholders, for nomination by the Board in accordance with the above requirements and qualifications to determine whether they possess attributes the Corporate Governance Committee believes would be most beneficial to the Company. The Corporate Governance Committee will select qualified candidates and make its recommendations to the Board, which will formally decide whether to nominate the recommended candidates for election to the Board. Stockholders may recommend nominees for consideration by the Corporate Governance Committee by submitting the names and the following supporting information to the Company’s Secretary: Corporate Secretary, Stockholder Nominations, B. Riley Financial, Inc., 21860 Burbank Blvd., Suite 300 South, Woodland Hills, California 91367. The submissions should include a current resume of the candidate and statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

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Our Bylaws provide that any stockholder who is entitled to vote at the annual meeting of our stockholders and who complies with the notice requirements described below may nominate persons for election to the Board of Directors. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the first anniversary of the date on which we first mailed our proxy materials (or, in the absence of proxy materials, our notice of meeting) for the previous year’s annual meeting of stockholders. However, if our annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not earlier than the close of business the 90th day prior to such annual meeting and not later than the later of (1) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

The stockholder’s notice relating to director nomination(s) shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our capital stock which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of our capital stock which are beneficially owned by the stockholder, (iii) a representation that the stockholder is a holders of record of our capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such nomination. These notice requirements are deemed satisfied if the stockholder notifies us that he or she intends to present a nomination at the annual meeting in compliance with SEC rules and such stockholder’s nomination has been included in a proxy statement that has been prepared by us.

Stockholder Communications with Directors

Stockholders may communicate with the Board of Directors by sending a letter to the Corporate Secretary, Stockholder Communications of B. Riley Financial, Inc., 21860 Burbank Blvd., Suite 300 South, Woodland Hills, California 91367. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should indicate in the address whether the communication is intended for the entire Board, the non-management directors as a group or an individual director. Each communication will be screened by the Secretary or his designee to determine whether it is appropriate for presentation to the Board or such director(s). Examples of inappropriate communications include junk mail, spam, mass mailings, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. Communications determined to be appropriate for presentation to the Board or the director(s) to whom it is addressed will be submitted to the Board or such director on a periodic basis. Any communications that concern complaints regarding accounting, internal controls or auditing matters will be handled in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available for review on our website at http://ir.brileyfin.com/governance.cfm, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at B. Riley Financial, Inc., 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, California 91367, Attention: Investor Relations. Each of our directors, employees and officers, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and all of our other principal executive officers, are required to comply with the Code of Business Conduct and Ethics. There have not been any waivers of the Code of Business Conduct and Ethics relating to any of our executive officers or directors in the past year.

Meetings and Committees of the Board

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur apart from meetings of the Board and committees of the Board.

Meeting Attendance

Our Board normally meets quarterly, but may hold additional meetings as required. During fiscal year 2015, the Board held five regularly scheduled meetings. Each of our directors attended at least 75% of the Board meetings he was eligible to attend and each director attended at least 75% of the meetings of each committee of the Board on which he was serving. We do not have a policy requiring that directors attend our annual meeting of stockholders. Four of our directors attended our 2015 annual meeting of stockholders.

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Committees of the Board of Directors

Our Board currently has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

Audit Committee

Our Audit Committee is composed of Messrs. Kenneth M. Young (Chairperson), Richard L. Todaro and Mikel H. Williams. Former directors Matthew J. Hart and Hugh G. Hilton served on our Audit Committee until their resignation from the Board in October 2015. Our Board has affirmatively determined that each member of the Audit Committee during 2015 was, and each current member is, independent under Nasdaq Marketplace Rule 5605(a)(2), and meets all other qualifications under Nasdaq Marketplace Rule 5605(c) and the applicable rules of the SEC. Our Board has also affirmatively determined that Kenneth M. Young qualifies as an “audit committee financial expert” as such term is defined in Regulation S-K under the Securities Act of 1933. During 2015, the Audit Committee held four meetings. The Audit Committee acts pursuant to a written charter, which is available for review on our website at http://ir.brileyfin.com/governance.cfm. The responsibilities of the Audit Committee include overseeing, reviewing and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent auditors.

Compensation Committee

Our Compensation Committee is composed of Messrs. Robert D’Agostino (Chairperson), Mikel H. Williams and Kenneth M. Young. Former directors Matthew J. Hart and Hugh G. Hilton served on our Compensation Committee until their resignation from the Board in October 2015. Our Board has affirmatively determined that each member of the Compensation Committee during 2015 was, and each current member is, independent as such term is defined under Nasdaq Marketplace Rule 5605(a)(2) and the applicable rules of the SEC. During 2015, the Compensation Committee met one time. Our Board has adopted a charter for the Compensation Committee which is available for review on our website at http://ir.brileyfin.com/governance.cfm. The Compensation Committee reviews and makes recommendations to our Board concerning the compensation and benefits of our executive officers, including the Chief Executive Officer, and directors, oversees the administration of our stock incentive and employee benefits plans, and reviews general policy relating to compensation and benefits.

Corporate Governance Committee

Our Corporate Governance Committee is composed of Messrs. Richard L. Todaro (Chairperson), Robert D’Agostino and Kenneth M. Young. Messrs. Former directors Matthew J. Hart and Hugh G. Hilton served on our Corporate Governance Committee until their resignation from the Board in October 2015. Our Board has affirmatively determined that each member of the Corporate Governance Committee during 2015 was, and each current member is, independent as such term is defined under Nasdaq Marketplace Rule 5605(a)(2). The Corporate Governance Committee evaluates and recommends to the Board nominees for each election of directors. The Corporate Governance Committee met one time in 2015. Our Board has adopted a charter for the Corporate Governance Committee and a copy of that charter is available for review on our website at http://ir.brileyfin.com/governance.cfm. The responsibilities of the Corporate Governance Committee include making recommendations to the Board with respect to the nominations or elections of directors and providing oversight of our corporate governance policies and practices.

Board Leadership Structure

Pursuant to our Corporate Governance Guidelines and Bylaws, the Board may, but is not required to, select a Chairman of the Board on an annual basis. In addition, the positions of Chairman of the Board and Chief Executive Officer may be filled by one individual or two different individuals. Mr. Riley, our Chief Executive Officer, currently serves as Chairman of our Board.

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The Board has determined that its current structure, with a combined Chairman and Chief Executive Officer and independent directors as members of each Board committee, is in the best interests of our company and our stockholders. The Board believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for our company given Mr. Riley’s in-depth knowledge of many of the businesses and industries in which we operate, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of certain of our customers. In addition, as a member of our Board of Director’s since 2009, Chairman of B. Riley & Co., LLC since founding the stock brokerage firm in 1997 and Chief Executive Officer of B. Riley & Co., LLC from 1997 to 2006, Mr. Riley provides important continuity in the operation of our business and its oversight by our Board. His knowledge and experience, as well as his role as our Chief Executive Officer, provide that he is in a position to elevate the most critical business issues for consideration by our independent directors.

We believe that the independent nature of the Board committees, as well as the practice of our independent directors regularly meeting in executive session without Mr. Riley, Mr. Gumaer, Mr. Kelleher or other members of our management present, ensures that our Board maintains a level of independent oversight of management that we believe is appropriate for our company. We do not have a lead independent director; however, pursuant to our Corporate Governance Guidelines, the Board may at any time decide to appoint a Presiding Director to provide leadership of executive sessions of the Board and consult with the Chairman with respect to matters to be brought before the Board, should it believe that such an appointment would be beneficial to the company and its stockholders.

Board Role in Risk Management

The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, prospects or reputation.
Audit Committee

Overall risk management profile and policies with respect to risk assessment and risk management, material pending legal proceedings involving the Company, other contingent liabilities, as well as other risks and exposures that may have a material impact on our financial statements.

Compensation Committee	Risks and exposures associated with management succession planning and executive compensation programs and arrangements, including incentive plans.
Corporate Governance Committee	Risks and exposures associated with director succession planning, corporate governance, and overall board effectiveness.

Certain Relationships and Related Party Transactions

Other than as described below, since the beginning of fiscal year 2014, there were no transactions to which the Company was or is a party or currently proposed transactions which the Company is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or member of such person’s immediate family had or will have a direct or indirect material interest.

Brian Yellen, our former Executive Vice President, is the son of Harvey M. Yellen, a former director and executive officer. Mr. B. Yellen participated in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. B. Yellen also was also a phantom equityholder in GAG, LLC and received additional consideration as more fully described below. Mr. B. Yellen’s received total compensation, consisting of base salary, bonus, auto allowance, company paid medical, dental and life and disability insurance, severance and above market interest on nonqualified deferred compensation, of $448,039 in 2014, including $241,492 in severance payments pursuant to a severance agreement and general release between Mr. B. Yellen and the Company in connection with the cessation of his employment with the Company on September 30, 2014. In addition to the foregoing, the Company paid 100% of the COBRA continuation premium for Mr. B. Yellen for a period of three months ending on December 31, 2014.

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Sandy Feldman, our former Senior Vice President, is the son-in-law of Harvey M. Yellen, a former director and executive officer. Mr. Feldman participated in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. Feldman received total compensation, consisting of base salary, bonus, auto allowance, company paid medical, dental and life and disability insurance, and severance of $302,801 in 2014, including $95,000 in severance payments pursuant to a severance agreement and general release between Mr. Feldman and the Company in connection with the cessation of his employment with the Company on September 30, 2014. In addition to the foregoing, the Company paid 100% of the COBRA continuation premium for Mr. Feldman for a period of three months ending on December 31, 2014.

John Ahn, President of our subsidiaries, Great American Capital Partners, LLC and B. Riley & Co., LLC, is the brother of Phillip J. Ahn, an executive officer of the Company. Mr. Ahn became an employee of the Company upon the initial closing of the BRC Acquisition. Mr. J. Ahn’s total compensation, consisting of base salary, bonus, commissions, company paid medical, dental, life and disability insurance, and restricted stock unit grants in fiscal 2015 for services rendered to us was $629,258, including the receipt of a restricted stock unit grant of 9,524 shares of Common Stock with a grant date fair value of $94,288, calculated in accordance with FASB ASC 718, that vests as follows: one-third of such restricted stock units vest on each of December 10, 2015, December 10, 2016 and December 10, 2017, subject to the individual’s Continuous Service (as defined in our Amended and Restated 2009 Stock Incentive Plan) through the applicable vesting date. Mr. J. Ahn participates in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. J. Ahn also participated in the Private Placement (as defined below) as described further under the heading “Private Placement” below.

Employment Agreements with Andrew Gumaer and Harvey M. Yellen

On July 31, 2009, we entered into employment agreements with Andrew Gumaer and Harvey M. Yellen. The employment agreements of Messrs. Gumaer and Yellen were amended and restated in their entirety on May 19, 2014, in connection with the BRC Acquisition, with changes effective as of June 18, 2014, the date of the initial closing of the BRC Acquisition. Prior to such amendment and restatement of such agreements, such agreements provided that, among other things, Messrs. Gumaer and Yellen were each entitled to receive (i) annual base salaries of at least $729,303 for the period from July 31, 2013 to July 31, 2014; however, each of Messrs. Gumaer and Yellen accepted a reduced base salary of $630,000 for fiscal 2014, (ii) annual increases to their the annual base salaries of no less than five percent, (iii) an annual discretionary bonus, (iv) monthly automobile allowances of $2,000, (v) indemnification, and an agreement from the Company to hold Messrs. Gumaer and Yellen harmless, to the fullest extent permitted by law against any and all liabilities incurred by Messrs. Gumaer and Yellen in connection with employment by us and (vi) severance payments if Messrs. Gumaer’s and Yellen’s employment relationship is terminated by us without “Cause” or by Messrs. Gumaer or Yellen with “Good Reason,” or upon the death or disability of Messrs. Gumaer and Yellen. For purposes of such severance, “Good Reason” was defined as (a) a material diminution in Messrs. Gumaer and Yellen’s base salary, authority, duties, or responsibilities; (b) a material diminution in the budget over which Messrs. Gumaer and Yellen retains authority; (c) a material change in the geographic location at which Messrs. Gumaer and Yellen must perform services; or (d) any other action or inaction that constitutes a material breach of the terms of the employment agreement. Such severance consisted of payment of a lump sum equal to one year of base salary, a lump sum equal to the highest annual bonus paid during the term of employment or the first target bonus in the event of termination prior to any bonus being paid, and a lump sum equal to 12 times the monthly COBRA premiums for Messrs. Gumaer and Yellen and Messrs. Gumaer and Yellen’s spouse and dependents. Severance would not have been owed if Messrs. Gumaer and Yellen terminated the employment relationship without Good Reason or if we terminated the relationship for “Cause.” “Cause” was defined to exist if Messrs. Gumaer and Yellen: (1) engages in gross misconduct or gross negligence in the performance of Messrs. Gumaer and Yellen’s duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of Messrs. Gumaer and Yellen’s employment consistent with Messrs. Gumaer and Yellen’s position with us; (2) engages in fraud, dishonesty, or any other improper conduct that causes material harm to the Company or its business or reputation; (3) materially breaches the employment agreement; or (4) is convicted of, or pleads guilty or no contest to, a felony or crime involving dishonesty or moral turpitude (excluding traffic offenses).

Pursuant to the terms of the amended and restated employment agreements referenced above with Messrs. Gumaer and Yellen, from and after June 18, 2014, Mr. Gumaer is and Yellen was entitled to receive an annual base salary of $300,000, subject to adjustment in the sole discretion of the Compensation Committee and, solely with respect to Mr. Yellen, decreasing to $200,000 on the first anniversary of the initial closing of the BRC Acquisition and $100,000 on the second anniversary of the initial closing of the BRC Acquisition. Such employment agreements also provide for the award of an annual discretionary bonus and the reimbursement of certain business expenses. Each such employment agreement also contains an indemnification provision wherein the Company promises to defend, indemnify, and hold the respective employee harmless to the fullest extent permitted by law against any and all liabilities incurred by such employee in connection with employment by the Company. The term of each such employment agreement is three years from June 18, 2014, which term shall be automatically extended for one year terms, unless either party gives the other party not less than 90 days’ prior written notice of the intention to not extend such amendment and restated employment agreement automatically. Mr. Yellen’s employment with the Company ceased on February 17, 2015.

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Employment Agreement with Alan N. Forman

In April 2015, we entered into an employment agreement with Alan N. Forman, an executive officer of the Company, in connection with the commencement of his employment with the Company on May 12, 2015. The employment agreement with Mr. Forman is for a term of two years from May 12, 2015, which term shall be automatically extended for one year terms, unless either party gives the other party not less than 90 days’ prior written notice of the intention to not extend such employment agreement automatically. Either party may terminate the employment relationship at any time, subject to possible acceleration of vesting as set forth below. Pursuant to the employment agreement, Mr. Forman is entitled to receive (i) an annual base salary of $300,000 per year, (ii) an annual discretionary bonus with a target equal to 100% of his annual base salary, based on the achievement of annual target performance goals established by the Compensation Committee (provided that Mr. Forman may be eligible for a bonus that is (A) less than such target if the Company or Mr. Forman do not achieve annual targets but achieve certain threshold performance goals set by the Compensation Committee or (B) greater than such target if the Company or Mr. Forman achieve superior performance to the goals established), (iii) a grant of restricted common stock (or restricted stock units) with a fair market value equal to $150,000, (iv) reimbursement for certain business expenses, and (v) an indemnification provision wherein the Company promises to defend, indemnify, and hold Mr. Forman harmless to the fullest extent permitted by law against any and all liabilities incurred by Mr. Forman in connection with employment by the Company. Pursuant to the employment agreement, the vesting for the restricted stock units referenced above accelerates in full upon a Change in Control (as defined in our Amended and Restated 2009 Stock Incentive Plan). Further, the vesting for such restricted stock units and any other unvested restricted shares, restricted stock units or other equity securities held by Mr. Forman accelerates in full in the event Mr. Forman’s employment relationship is terminated by us without “Cause” (as defined in our Amended and Restated 2009 Stock Incentive Plan) or by Mr. Forman with “Good Reason”. For purposes of such provision, “Good Reason” is defined as the occurrence of any of the following without Mr. Forman’s consent (a) a material diminution in the nature or scope of Mr. Forman’s responsibilities, duties or authority in his capacity as Executive Vice President, General Counsel and Secretary of the Company, without regard to any other responsibilities, duties or authority Mr. Forman may have had or performed for the Company at any time; (b) the Company’s material breach of Mr. Forman’s employment agreement; (c) any change in the Mr. Forman’s reporting relationship so that he no longer reports to Bryant R. Riley, our Chief Executive Officer; (d) a relocation of Mr. Forman’s place of employment to a location more than fifty miles by road from New York, NY; or (e) any decrease in Mr. Forman’s base salary, target bonus percentage, or benefit plans, programs and arrangements as in effect from time to time (other than a general reduction in base salary, target bonus percentages or benefit plans, programs and arrangements that affects all members of senior management equally); provided, however, that Mr. Forman may not resign his employment for Good Reason unless: (1) Mr. Forman provided the Company with at least 30 days prior written notice of his intent to resign for Good Reason (which notice must be provided within 45 days following (x) the occurrence of the event(s) purported to constitute Good Reason, or (y) if Mr. Forman could not reasonably have known of the occurrence of any of such events, the date on which Mr. Forman had actual knowledge of the occurrence of any of such events); and (2) the Company has not remedied the alleged occurrence(s) within the 30-day period following its receipt of such notice from Mr. Forman.

Private Placement

On June 5, 2014, we completed a private placement of 10,289,300 shares of our common stock at a purchase price of $5.00 per share (the “Private Placement”). Fifty-three accredited investors (the “Investors”) participated in the Private Placement pursuant to the terms and provisions of a securities purchase agreement entered into among us and the Investors on May 19, 2014. At the closing of the Private Placement on June 5, 2014, we received net proceeds of approximately $51.2 million. Effective as of the closing, the Company entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”) which obligated the Company, subject to certain conditions, to file with the SEC one or more registration statements to register the Private Placement Shares and certain shares of common stock issued in connection with the BRC Acquisition (the “Acquisition Shares”) for resale under the Securities Act of 1933, as amended (the “Securities Act”), and to maintain the effectiveness of all such registration statements until the earlier of June 18, 2019 or such time as the Private Placement Shares and Acquisition Shares registered thereunder have been sold or become eligible for sale without restriction under Rule 144 promulgated under the Securities Act. In accordance with the terms of the Registration Rights Agreement, the Company filed a registration statement on Form S-1 with the SEC covering the resale of the common stock issued in the Private Placement and BRC Acquisition on September 18, 2014 and the registration statement was declared effective on November 7, 2014. The Company filed a post-effective amendment to such registration statement on April 20, 2015 with the SEC to convert such Form S-1 registration statement into a registration statement on Form S-3, which registration statement, as amended, was declared effective on July 2, 2015. After considering the terms of the Private Placement and the interests of certain related parties with respect thereto, the Private Placement and related transactions were unanimously approved by the Board, including all of the members of the Audit Committee. Certain related parties at the time of the Private Placement participated in the Private Placement as Investors as set forth below:

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Name of Purchaser	Relationship to the Company at time of Private Placement	No. of Shares Purchased	Aggregate Purchase Price
Elliott International, L.P. (1)	Greater than 5% Stockholder*	1,315,400	$6,577,000
Elliott Associates, L.P. (2)	Greater than 5% Stockholder*	684,600	$3,423,000
Lloyd I. Miller III	Greater than 5% Stockholder*	600,000	$3,000,000
Lloyd I. Miller Trust A-4	Greater than 5% Stockholder*	500,000	$2,500,000
MILFAM II L.P.	Greater than 5% Stockholder*	600,000	$3,000,000
Susan F. Miller	Greater than 5% Stockholder*	200,000	$1,000,000
Marli B. Miller Managed Custody	Greater than 5% Stockholder*	100,000	$500,000
DJ Fund Investments LLC: Series E	Greater than 5% Stockholder*	2,000,000	$10,000,000
Nokomis Capital Master Fund, L.P. (3)	Greater than 5% Stockholder*	1,200,000	$6,000,000
Dialectic Antithesis Partners, LP	Greater than 5% Stockholder*	325,149	$1,625,747
Dialectic Capital Partners, LP	Greater than 5% Stockholder*	133,890	$669,448
Dialectic Offshore, Ltd.	Greater than 5% Stockholder*	340,961	$1,704,805
Robert Antin Children Irrevocable Trust	(4)	200,000	$1,000,000
Riley Family Trust dtd 6/20/89 modified 4/29/94, 8/31/2000 and 1/25/07	(5)	200,000	$1,000,000
Andrew Gumaer	Executive Officer and Director	336,000	$1,680,000
Scott Keith Carpenter	Executive Officer (6)	42,800	$214,000
Phillip J. Ahn	Executive Officer	15,000	$75,000
Hugh Hilton	Director (7)	10,000	$50,000
Matthew J. Hart	Director (7)	10,000	$50,000
John Ahn	Brother of Executive Officer (Phillip J. Ahn)	68,800	$344,000
Robert D’Agostino	(8)	75,000	$375,000
Howard Weitzman	(9)	2,500	$12,500
HRSW Associates 401(k) Profit Sharing Plan	(10)	7,500	$37,500

*	Each such Investor was individually, or when such Investor’s shares were aggregated with all other members of an associated “group” (as that term is used in Section 13(d)(3) of the Exchange Act), the beneficial owner of more than five percent of the Company’s common stock.
(1)	All 1,315,400 of such shares were transferred from Elliott International, L.P. to Middleton International Limited pursuant to a Stock Transfer Agreement, dated as of June 30, 2014.
(2)	All 684,600 of such shares were transferred from Elliott Associates, L.P. to The Liverpool Limited Partnership pursuant to a Stock Transfer Agreement, dated as of June 30, 2014.
(3)	70,276 of such shares were transferred from Nokomis Capital Master Fund, L.P. to Moussescapade, L.P. pursuant to a Stock Transfer Agreement, dated as of July 30, 2014. All such shares were transferred back to Nokomis Capital Master Fund, L.P. from Moussescapade, L.P. pursuant to a Stock Transfer Agreement, dated as of February 1, 2015.
(4)	Bryant R. Riley, the trustee of the Investor, currently serves as and has served since June 18, 2014 as, the Chief Executive Officer and Chairman of the Company. Mr. Riley has also served as a member of the Board since 2009. Mr. Riley has the power to vote or dispose of the securities held of record by such Investor and may be deemed to beneficially own those securities.
(5)	Richard Riley, the trustee of the Investor, is the father of Bryant R. Riley (the Company’s Chief Executive Officer and Chairman), and has the power to vote or dispose of the securities held of record by such Investor and may be deemed to beneficially own those securities.
(6)	Mr. Carpenter has served as our Executive Vice President, Retail Services since July 2009. As a result of the BRC Acquisition, our Board has determined that, effective as of October 2014, Mr. Carpenter no longer satisfies the requirements to be deemed an executive officer as that term is defined in Rule 3b-7 under the Exchange Act.
(7)	Messrs. Hart and Hilton each resigned as a director of the Company effective October 20, 2015.
(8)	Mr. D’Agostino was appointed to the Board effective October 20, 2015.
(9)	Mr. Weitzman has served as our Senior Vice President, Chief Accounting Officer since December 2009. While Mr. Weitzman did not satisfy the requirements to be deemed an executive officer as that term is defined in Rule 3b-7 under the Exchange Act at the time of the Private Placement, the Company determined that Mr. Weitzman satisfied the requirements to be deemed an executive officer in the year ended December 31, 2015.
(10)	Represents shares purchased through a self-directed 401(k) Plan of Howard Weitzman, the Company’s Senior Vice President and Chief Accounting Officer.

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BRC Acquisition

On June 18, 2014, we completed the initial closing of the BRC Acquisition pursuant to the terms of the Acquisition Agreement (the “Acquisition Agreement”), dated as of May 19, 2014, by and among the Company, Darwin Merger Sub I, Inc., a wholly owned subsidiary of the Company, B. Riley Capital Markets, LLC, a wholly owned subsidiary of the Company (“BCM”), B. Riley and Co. Inc. (“BRC”), B. Riley & Co. Holdings, LLC (“BRH”), Riley Investment Management LLC (“RIM,” and collectively with BRC and BRH, the “B. Riley Entities”) and Bryant R. Riley (the principal owner of each of the B. Riley Entities). In connection with the BRC Acquisition, Darwin Merger Sub I, Inc. merged with and into BRC, and BRC subsequently merged with and into BCM, with BCM surviving as a wholly owned subsidiary of the Company. We completed the acquisitions of BRH, whose operations include asset management and financial advisory services, and RIM, which provides services to certain pooled investment vehicles, on August 1, 2014.

The total purchase price for the B. Riley Entities was $26.4 million, which was paid at closing on June 18, 2014 or through post-closing adjustments and arrangements, in the form of 4,182,637 newly issued shares of our common stock. The fair value of the newly issued shares of the Company’s common stock for accounting purposes was determined based on the closing market price of the Company’s shares of common stock on the acquisition date, less a 25% discount for lack of marketability as the shares issued are subject to certain restrictions that limit their trade or transfer in the open market.

Prior to the BRC Acquisition, Bryant R. Riley was a director and officer of, and the primary equity holder in, BRC and Thomas J. Kelleher was a director and officer of, and an equity owner in, BRC. In connection with the BRC Acquisition, on June 18, 2014 the Company issued (i) Mr. Kelleher 440,248 shares of the Company’s common stock in exchange for his ownership interests in BRC and (ii) Mr. Riley 3,751,264 shares of the Company’s common stock in exchange for his ownership interests in BRC. 628,727 of such shares issued to Mr. Riley were placed into an escrow account governed by the terms and conditions of an escrow agreement, dated as of June 18, 2014 by and among the Company, Mr. Riley and Continental Stock Transfer & Trust Company, Inc., as escrow agent (the “Escrow Agreement”). Such escrowed shares served as security for the indemnification obligations of Mr. Riley and the B. Riley Entities pursuant to the Acquisition Agreement and also served as security for any downward adjustment to the merger consideration as a result of the final working capital adjustment provided for in the Acquisition Agreement. As a result of such final working capital adjustment, 8,875 of such escrowed shares were forfeited to the Company by Mr. Riley and cancelled in accordance with the terms of the Acquisition Agreement and Escrow Agreement on December 29, 2014. The remaining 619,852 of such escrowed shares were released to Mr. Riley. After considering the terms of the BRC Acquisition and the interests of Mr. Riley with respect thereto, the BRC Acquisition and related transactions were unanimously approved by a special committee of disinterested directors and the Board, including all of the members of the Audit Committee.

Effective upon the closing of the BRC Acquisition on June 18, 2014, (i) Bryant R. Riley was appointed as our Chief Executive Officer and Chairman, (ii) Andrew Gumaer continued to serve as the Chief Executive Officer of GAG, LLC and no longer serves as the Company’s Chief Executive Officer and Chairman and (iii) Harvey M. Yellen continued to serve as the President of GAG, LLC and no longer served as the Company’s President and Vice-Chairman. Mr. Yellen’s employment with the Company ceased on February 17, 2015. As a result of the BRC Acquisition and Bryant R. Riley’s other beneficial ownership interests, Mr. Riley beneficially owns approximately 23.8% of our outstanding common stock. In addition, new employment agreements became effective upon the closing of the BRC Acquisition for Messrs. Gumaer, Yellen and Riley as further described herein.

Promissory Notes

As of December 31, 2013, there was $48.8 million in aggregate principal amount outstanding owed to Andrew Gumaer, a director and an executive officer, and Harvey Yellen, a former director and executive officer, all of which accrued interest at 3.75%. In addition, there was $1.7 million in aggregate principal amount outstanding payable to other related parties, $1.0 million of which accrued interest at 3.75% and $0.7 million of which accrue interest at 12.0%. On January 31, 2014, the Company paid in full the $0.7 million of principal balance for the notes that had the 12.0% interest rate. The remaining $1.0 million principal amount payable had a maturity date of July 31, 2014. The $48.8 million principal amount payable to Messrs. Gumaer and Yellen had a maturity date of July 31, 2018.

On June 5, 2014, we used $30.2 million of the net proceeds from the Private Placement to repay the principal amount and accrued interest owing to Messrs. Gumaer and Yellen. The $30.0 million principal payment and then outstanding accrued interest of $0.2 million retired the entire $48.8 million face amount of such outstanding notes. The discount of $18.8 million for the repayment of the notes payable was recorded as a capital contribution to additional paid in capital in our consolidated financial statements. After considering the terms of such repayment and the interests of Messrs. Gumaer and Yellen with respect thereto, such repayment was unanimously approved by the Board, including all of the members of the Audit Committee. On July 31, 2014, the remaining outstanding principal amount of $1.0 million was paid in full to the other related parties. As of August 1, 2014, there is no remaining outstanding principal or interest payable on the notes payable to related parties.

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The consideration received by each of the holders of the foregoing promissory notes who were executive officers, directors or immediate family members of the foregoing since the beginning of fiscal year 2014 in connection with such promissory notes is as follows:

Holder	Year	Consideration (in the form of Interest Earned on the Promissory Notes)(5)	Consideration (in the form of Principal Payments Paid on the Promissory Notes)(6)	Total Consideration on the Promissory Notes(7)	Principal Balance outstanding on the Promissory Notes at December 31 (8)
Former Great American Members
Andrew Gumaer	2014	$543,525	$15,656,037	$16,199,562	$—

Harvey M. Yellen (1)	2014	$543,525	$14,343,963	$14,397,488	$—

Phantom Equityholders

Scott Carpenter (2)	2014	$10,093	$333,701	$343,794	$—

Mark Weitz (3)	2014	$8,320	$296,623	$304,943	$—

Brian Yellen (4)	2014	$4,940	$176,120	$181,060	$—

(1)	Mr. Yellen’s employment with the Company ceased on February 17, 2015 and Mr. Yellen ceased to serve as a director on August 25, 2014.
(2)	Mr. Carpenter has served as our Executive Vice President, Retail Services since July 2009. As a result of the BRC Acquisition, our Board has determined that, effective as of October 2014, Mr. Carpenter no longer satisfies the requirements to be deemed an executive officer as that term is defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended..
(3)	Mr. Weitz is the brother-in-law of Andrew Gumaer, a director and the Chief Executive Officer of GAG, LLC. Mr. Weitz’s employment with the Company ceased on February 4, 2013.
(4)	Mr. Yellen is the son of Harvey M. Yellen, a former director and executive officer of the Company.
(5)	Consideration represents interest earned on the promissory notes for the fiscal year ended December 31, 2014. There was no consideration in the fiscal year ended December 31, 2015 as the promissory notes were paid in full in the fiscal year ended December 31, 2014.
(6)	Consideration represents principal payments on the promissory notes for the fiscal year ended December 31, 2014. There was no consideration in the fiscal year ended December 31, 2015 as the promissory notes were paid in full in the fiscal year ended December 31, 2014.
(7)	Total consideration represents the sum of interest earned on the promissory notes and principal payments on the promissory notes for the fiscal year ended December 31, 2014. There was no consideration in the fiscal year ended December 31, 2015 as the promissory notes were paid in full in the fiscal year ended December 31, 2014.
(8)	The principal balance outstanding for Mr. Carpenter was paid in full on January 31, 2014. The principal balance for Messrs. Gumaer and. H. Yellen was paid in full on June 5, 2014 in the amount of $15,656,037 and $14,343,963, respectively, at a discount to the face amount payable. The principal balance for Messrs. Erickson, Friedman, Weitz and B. Yellen was paid in full on July 31, 2014.

Escrow Agreement

On July 31, 2009, Andrew Gumaer and Harvey Yellen, the then members of GAG, LLC, contributed all of their membership interests of GAG, LLC to the Company (the “Contribution”) in exchange for shares of common stock of the Company and subordinated unsecured promissory notes issued in favor of the Messrs. Gumaer and Yellen and the phantom equityholders of GAG, LLC. Concurrently with the Contribution, Alternative Asset Management Acquisition Corp. (“AAMAC”) merged with and into AAMAC Merger Sub, Inc., a subsidiary of the Company (together with the Contribution, the “Acquisition”).

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In connection with the consummation of the Acquisition, the Company entered into that certain Escrow Agreement, dated as of July 31, 2009 (the “Acquisition Escrow Agreement”), with AAMAC, GAG, LLC, Andrew Gumaer, as representative of the members and phantom equityholders of GAG, LLC, and Continental Stock Transfer & Trust Company, as escrow agent, to provide a fund (a) to secure the indemnification obligations of GAG, LLC to AAMAC against losses that the Company, as the surviving entity of the Acquisition, may sustain as a result of (i) the inaccuracy or breach of any representation or warranty made by GAG, LLC in the acquisition agreement relating to the Acquisition or any schedule or certificate delivered by GAG, LLC in connection with such agreement and (ii) the non-fulfillment or breach of any covenant or agreement made by GAG, LLC in the such agreement, (b) to offset against any working capital shortfall pursuant to the acquisition agreement relating to the Acquisition or (c) to offset against any inventory amount shortfall. Pursuant to the Acquisition Escrow Agreement, among other things, Messrs. Gumaer and Yellen as members of GAG, LLC placed in escrow an aggregate of 66,000 shares of the Company’s common stock (the “Escrowed Indemnification Stock”).

Such 66,000 shares currently remain in escrow and are reserved to offset against any inventory amount shortfall pursuant to the Acquisition Escrow Agreement until the date that all of the specified inventory assets of GAG, LLC are sold. These shares will remain in escrow until such claims are resolved, at which time the remaining Escrowed Indemnification Stock shall be promptly returned to the Messrs. Gumaer and Yellen.

Riley Investment Partners, L.P. Promissory Note

In March 2015, the Company had capital deployed for three retail liquidation engagements. On March 10, 2015, the Company borrowed $4.5 million from Riley Investment Partners, L.P. (“RIP”) in accordance with a subordinated unsecured promissory note (the “RIP Note”). The principal amount of $4.5 million for the RIP Note accrued interest at the rate of 10% per annum (or 15% in the event of a default under the RIP Note). The borrowings were for short-term working capital needs and capital for other retail liquidation engagements. RIP was also entitled to the Success Fee of 20% of the net profit, if any, earned by the Company in connection with a designated liquidation transaction. Pursuant to the terms of the RIP Note, under no circumstances was the Company obligated to pay to RIP any portion of the combined amount of interest and the Success Fee which exceeded twelve percent (12%) of the $4.5 million principal amount of the RIP Note. The outstanding principal amount, together with the accrued and unpaid interest and the Success Fee, were due and payable by the Company on March 9, 2016. The RIP Note was subordinated in certain respects to the Company’s guaranty relating to its existing credit facility with Wells Fargo Bank, National Association and, in the event of certain insolvency proceedings, with respect to such credit facility itself, as well as to any other indebtedness of the Company to the extent required by the documents governing the repayment thereof. Interest expense on the RIP Note totaled $207,261 for the year ended December 31, 2015, which includes success fees of $139,453. The RIP Note was repaid on May 4, 2015.

Riley Investment Management LLC, a wholly owned subsidiary of the Company, is the general partner of RIP. Bryant Riley, the Chief Executive Officer and Chairman of the Board of Directors of the Company, owns or controls approximately 45% of the equity interests of RIP. In addition, Thomas J. Kelleher, the President and a director of the Company, and one other employee of the Company, own or control de minimis amounts of the equity interests of RIP. After considering the economic interests of Mr. Riley and Mr. Kelleher in the RIP Note and comparing the terms of the RIP Note to terms that may have been available from unaffiliated third parties, the disinterested members of the Company’s Board of Directors unanimously approved the issuance of the RIP Note.

Procedures for Approval of Related Party Transactions

Under its charter, the Audit Committee is charged with reviewing all potential related party transactions. Our policy has been that the Audit Committee, which is comprised solely of independent, disinterested directors, reviews and then recommends such related party transactions to the entire Board for further review and approval. All such related party transactions are then required to be reported under applicable SEC rules. Aside from this policy, we have not adopted additional procedures for review of, or standards for approval of, related party transactions, but instead review such transactions on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner.

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EXECUTIVE COMPENSATION

Executive officers are elected by our Board and serve at its discretion. There are no family relationships between any director or executive officer and any other directors or executive officers. Set forth below is information regarding our executive officers as of April 8, 2016.

Name	Position	Age
Bryant R. Riley	Chairman and Chief Executive Officer	49
Thomas J. Kelleher	President	48
Phillip J. Ahn	Chief Financial Officer and Chief Operating Officer	46
Andrew Gumaer	Chief Executive Officer of GAG, LLC	55
Alan N. Forman	Executive Vice President, General Counsel and Secretary	55
Howard Weitzman	Senior Vice President, Chief Accounting Officer	54

Messrs. Riley, Kelleher and Gumaer’s biographical information is included with those of the other members of our Board.

 Phillip J. Ahn has served as our Chief Financial Officer and Chief Operating Officer since April 2013 and previously served as our Senior Vice President, Strategy and Corporate Development from February 2010 to April 2013. Prior to joining the Company, Mr. Ahn served as Vice President of Altpoint Capital Partners from June 2009 to February 2010 and as Vice President of Stone Tower Equity Partners from June 2007 to June 2009. Prior to 2007, Mr. Ahn served as Senior Investment Officer at the NY State Common Retirement Fund and also held investment banking positions at both Salomon Smith Barney and CIBC World Markets. Prior to starting his investment banking career, Mr. Ahn was a research analyst at Standard & Poor’s J.J. Kenny division. Mr. Ahn received his Bachelor of Arts in Economics from the University of Michigan in 1992 and his MBA in Finance from Columbia University in 1997, graduating with Beta Gamma Sigma honors. Mr. Ahn is a CFA charterholder and member of the NY Society of Security Analysts.

Alan N. Forman has served as our Executive Vice President, General Counsel and Secretary since May 2015. Prior to joining the Company, Mr. Forman served as Senior Vice President and General Counsel of STR Holdings, Inc. from April 2012 until May 2015, and as Vice President and General Counsel from May 2010 to April 2012. Mr. Forman was also a partner at Brown Rudnick LLP from May 1998 to May 2010. Mr. Forman brings extensive experience in corporate and securities law including intellectual property, licensing agreements, financing transactions, corporate governance, and mergers and acquisitions. Mr. Forman holds a B.A. in Economics from Emory University and a J.D. from the George Washington University Law School.

Howard Weitzman has served as our Senior Vice President, Chief Accounting Officer since December 2009. Prior to December 2009, Mr. Weitzman served as a Senior Manager in the SEC Services Group in the audit practice at Moss Adams, LLP and also worked twelve years in public accounting at two “Big 4” accounting firms, most recently as a Senior Manager in the financial services audit practice of Deloitte & Touche, LLP. Mr. Weitzman also held various senior financial management positions, with Banner Holdings, Inc. as the Chief Financial Officer of Central Financial Acceptance Corporation and Controller and Principal Accounting Officer of Central Rents, Inc. Mr. Weitzman also served as a Senior Vice President and Chief Financial Officer of Peoples Choice Financial Corporation. Mr. Weitzman received a B.S. in Accounting from California State University, Northridge and is a California licensed Certified Public Accountant.

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Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our named executive officers during fiscal 2015 and 2014.

					Nonequity
					Incentive Plan	All Other
				Stock	Compensation	Compensation
Name and Principal Position (1)	Year	Salary ($)	Bonus ($) (2)	Awards ($) (3)	($) (4)	($) (5)	Total ($)

Bryant R. Riley	2015	300,000	-	380,198	471,984	15,649	1,167,831
Chairman and Chief Executive Officer (6)	2014	152,308	-	-	-	33,416	185,724

Thomas J. Kelleher	2015	372,926	-	237,624	586,717	15,649	1,212,916
President (7)	2014	199,782	100,000	-	-	3,846	303,628

Phillip J. Ahn	2015	325,000	-	190,099	511,316	24,899	1,051,314
Chief Financial Officer and	2014	325,000	75,000	-	-	31,811	431,811
Chief Operating Officer

(1)	The table above summarizes the total compensation earned by each of our named executive officers for the fiscal years ended December 31, 2015 and 2014.

(2)	Bonus amounts in 2015 were made under our incentive plans and were reported in the “Nonequity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of restricted stock unit grants granted during the applicable fiscal year. The assumptions used in the calculations for these amounts are described in Note 16 of our Notes to Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended December 31, 2015. For a discussion of the material terms of each stock option award, see the table below entitled “Outstanding Equity Awards at Fiscal Year End.”

(4)	The amounts listed in this column include nonequity incentive compensation earned by each of our named executive officers for the fiscal year ended December 31, 2015. No amounts of nonequity incentive compensation were earned by our named executive officers for the fiscal year ended December 31, 2014.

(5)	The amounts listed in this column include other compensation detailed in the following table:

			Company-paid		Director’s Fees
		Auto	Medical/Dental	Life and	Earned or Paid
Name	Year	Allowance ($)	($)	Disability ($)	in Cash ($) (8)	Total ($)

Bryant R. Riley	2015	-	15,649	-	-	15,649
	2014	-	3,416	-	30,000	33,416

Thomas J. Kelleher	2015	-	15,649	-	-	15,649
	2014	-	3,846	-	-	3,846

Phillip J. Ahn	2015	6,000	18,553	346	-	24,899
	2014	14,400	17,020	391	-	31,811

(6)	Mr. Riley was appointed as the Chief Executive Officer and Chairman of the Company following the BRC Acquisition in June 2014. Mr. Riley has served as a director of the Company since August 2009. Compensation information in the table above for Mr. Riley reflects compensation for his services as a director in 2014 during the period prior to the initial closing of the BRC Acquisition, and as an employee of the Company following the initial closing of the BRC Acquisition.

(7)	Mr. Kelleher has served as our President since August 2014, has served as Chief Executive Officer of our wholly owned subsidiary B. Riley & Co., LLC since the BRC Acquisition in June 2014 and has served as a director of the Company since October 2015. As an employee of the Company, Mr. Kelleher receives no compensation for his services as a director.

(8)	Mr. Riley, our Chief Executive Officer and Chairman, received the compensation indicated in the column Director Fees Earned or Paid in Cash for his services as a director of the Company in 2014 during the period prior to the initial closing of the BRC Acquisition in June 2014, at which time he became an employee of the Company and received no further compensation for his services as a director.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning outstanding equity awards held by our named executive officers as of December 31, 2015.

	Stock Awards
		Market Value of
	Number of Shares or	Shares or Units of
	Units of Stock That	Stock That Have Not
Name	Have Not Vested (1)	Vested ($) (2)

Bryant R. Riley	25,397	251,430
Chairman and Chief Executive Officer

Thomas J. Kelleher	15,873	157,143
President

Phillip J. Ahn	12,698	125,710
Chief Financial Officer and
Chief Operating Officer

(1)	Represent awards of restricted stock units granted under our Amended and Restated 2009 Stock Incentive Plan. Such awards vest one-third on December 10, 2015, one-third on December 10, 2016 and one-third on December 10, 2017, subject to the individual’s Continuous Service (as defined in our Amended and Restated 2009 Stock Incentive Plan) through the applicable vesting date.

(2)	The market value of awards of restricted stock units that have not yet vested is based on the number of unvested shares of stock as of December 31, 2015, multiplied by the closing price of the Company’s common stock on December 31, 2015 ($9.90 per share).

Role of Compensation Committee and Executive Officers in Compensation Decisions

The Compensation Committee has oversight responsibility for our executive compensation programs.  The Compensation Committee makes all compensation decisions for our Chief Executive Officer and other named executive officers and annually reviews their performance.  Such review includes an analysis of the Company’s performance and the performance of the Chief Executive Officer and other named executive officers with respect to matters including, but not limited to, the implementation of strategic and financial plan initiatives.

The Compensation Committee also reviews determinations of our Chief Executive Officer regarding all of the compensation of our other executive officers and provides guidance with respect thereto for consideration by our Chief Executive Officer.  Our Chief Executive Officer makes determinations regarding the compensation of all other executive officers due to his daily involvement with our executive team.  Our Chief Executive Officer annually reviews the performance of each other officer.

Role of Compensation Consultants in Compensation Decisions

The Compensation Committee did not utilize any compensation consultants in determining or recommending the amount and form of executive and director compensation for the fiscal year 2015.

Setting Executive Compensation

The Compensation Committee has structured our annual and long-term incentive-based executive compensation to motivate executives to achieve the business goals set by us and to reward the executives for achieving such goals. The structure of such compensation for certain of our executive officers is set forth in such executive’s employment agreement with the Company. For more information regarding employment agreements for our named executive officers, see “Employment Agreements” below.

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There is no pre-established policy or target for the allocation between short-term and long-term incentive compensation. Rather, the Compensation Committee reviews relevant information and market data for similar executives at other public companies of comparable size and in the same industry as the Company to determine the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company or the individual, depending on the type of program, compared to established goals.

Components of Compensation for Named Executive Officers

The compensation of our named executive officers consists of the following principal components: base salary, discretionary and performance based cash bonuses, and equity compensation. The Compensation Committee believes that the combination of these elements provides an appropriate mix between short-term and long-term cash and non-cash compensation that is essential to attracting and retaining talented and hard-working individuals and aligning their incentives with the interests of our stockholders.

Base Salary

We provide our named executive officers with a base salary as required under their respective employment agreements (see “Employment Agreements” below) or as otherwise determined by the Compensation Committee to compensate them for services rendered during the fiscal year. The Compensation Committee uses its judgment and discretion in determining the amount of each named executive officer’s base salary and reviews base salaries annually. In considering named executive officers’ base salaries, including for fiscal 2014 and fiscal 2015, the Compensation Committee considers individual and corporate performance factors, including the success of the Company in meeting its business and financial objectives and the overall contribution of each named executive officer in helping to attain those objectives. The Compensation Committee also considers other qualitative and quantitative factors that it may deem relevant, including industry trends and other similar information.

Discretionary and Performance Based Cash Bonuses

We have periodically paid cash bonuses to our named executive officers at the discretion of the Compensation Committee. Such compensation is designed to motivate our employees to meet the business and financial objectives of the Company.

Performance Based Cash Bonuses

The Compensation Committee believes performance-based cash compensation is important to focus our executives on, and reward our executives for, achieving key Company objectives. In furtherance of this, in August 2015, we adopted the B. Riley Financial, Inc. Management Bonus Plan (the “Bonus Plan”). The purpose of the Bonus Plan is to increase stockholder value and the success of the Company by motivating key employees, including our named executive officers, to perform to the best of their abilities and to achieve the Company’s objectives. The Bonus Plan’s goals are to be achieved by providing such employees with incentive awards only after the achievement of specified objective performance goals during specified performance periods, in each case determined by the Compensation Committee, the administrator of the Bonus Plan.

In fiscal 2015, the Compensation Committee established a non-equity incentive plan pursuant to the Bonus Plan for our executive officers, including each of our named executive officers, that included: 1) a minimum award of 25% of base salary upon the Company achieving a minimum adjusted EBITDA as defined by the Compensation Committee (“Adjusted EBITDA”) of $16 million; 2) a target award of 100% of base salary upon the Company achieving a minimum Adjusted EBITDA of $20 million (“Target Adjusted EBITDA”); and 3) a maximum award of 200% of base salary upon the Company achieving a minimum Adjusted EBITDA of $30 million. Such plan also provided for target awards of a prorated percentage of base salary based on the foregoing for Adjusted EBITDA levels between the foregoing targets. The Company achieved Adjusted EBITDA of 129% of the Target Adjusted EBITDA and the bonuses awarded to each of Messrs. Riley, Kelleher, and Ahn was 157% of such individual’s respective base salary.

Discretionary Cash Bonuses

Our Compensation Committee may, in its discretion, award additional special cash bonuses to reward extraordinary efforts by our named executive officers. In fiscal 2014, the Compensation Committee awarded discretionary bonuses to Messrs. Kelleher and Ahn. The Compensation Committee did not award any such bonuses to any of our named executive officers for fiscal fiscal 2015.

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Equity Compensation

The Company currently maintains one equity compensation plan, the Amended and Restated 2009 Stock Incentive Plan, which was established to provide participants, including our named executive officers, with incentives designed to align those employees' interests with the interests of our stockholders. In fiscal 2015, the Compensation Committee awarded restricted stock unit grants under our Amended and Restated 2009 Stock Incentive Plan to our named executive officers, as further described on the Summary Compensation Table above. The Compensation Committee believes that these grants, which vest over a period of time, appropriately align the interests of our named executive officers with those of our stockholders and retain, motivate and reward such executives.

Other

In addition, we provide our named executive officers with a variety of benefits that are generally available to all salaried employees and with perquisites and other personal benefits as determined appropriate by the Compensation Committee. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. Attributed costs of the personal benefits described above for the named executive officers for fiscal 2015 are summarized in Footnote 4 of the Summary Compensation Table above.

Employment Agreements

On June 18, 2014, we entered into an employment agreement with Mr. Riley. Pursuant to the terms of such employment agreement, from and after June 18, 2014, Mr. Riley is entitled to receive an annual base salary of $300,000, subject to adjustment in the sole discretion of the Compensation Committee. Such employment agreement also provides for the award of an annual discretionary bonus and the reimbursement of certain business expenses. The employment agreement also contains an indemnification provision wherein the Company promises to defend, indemnify, and hold Mr. Riley harmless to the fullest extent permitted by law against any and all liabilities incurred by Mr. Riley in connection with his employment by the Company. The term of such employment agreement is three years from June 18, 2014, which term shall be automatically extended for one year terms, unless either party gives the other party not less than 90 days’ prior written notice of the intention to not extend such employment agreement automatically.

 Equity Compensation Plan Information

Information about our equity compensation plans at December 31, 2015 was as follows:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by our stockholders (1)	325,905	—	2,726,328
Equity compensation plans not approved by our stockholders (2)	—	—	—
Total	325,905	—	2,726,328

(1)	Includes our Amended and Restated 2009 Stock Incentive Plan.

(2)	All of our equity compensation plans were approved by our stockholders.

(3)	Awards listed in column (a) are restricted stock unit awards, which have no associated exercise price.

For more information on our equity compensation plans, see Notes 16 and 17 of our Notes to Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended December 31, 2015.

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DIRECTOR COMPENSATION

We use cash and equity based compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties to our Company, the skill level required by our members of the Board and other relevant information. The Compensation Committee and our Board have the primary responsibility for reviewing, considering any revisions to, and approving director compensation. The Company does not pay its management directors for Board service in addition to their regular employee compensation.

Prior to August 1, 2015, each of our non-employee directors received annual fees of $15,000 in cash, payable in quarterly installments, and $15,000 in equity in the form of restricted stock units under the Company’s Amended and Restated 2009 Stock Incentive Plan. Such restricted stock units were subject to vesting. The restricted stock units issued in 2014 vested in full on July 31, 2015. Vesting was contingent upon continued service of the applicable non-employee director on the Board through July 31, 2015 and was subject to full acceleration in the event of certain change in control transactions for the Company. In addition to the foregoing, the chairpersons of our Audit Committee, Compensation Committee and Corporate Governance Committee each received additional annual fees of $2,000 in cash as compensation for such service during such time period.

Since August 1, 2015, each of our non-employee directors has received annual fees of $20,000 in cash, payable in quarterly installments, and $20,000 in equity in the form of restricted stock units under the Company’s Amended and Restated 2009 Stock Incentive Plan. Such restricted stock units are subject to vesting and will vest on the earlier of the date of the Annual Meeting or August 12, 2016, subject to continued service on the Board through such vesting date. Such vesting is subject to full acceleration in the event of certain change in control transactions for the Company. In addition to the foregoing, since August 1, 2015, the chairpersons of our Audit Committee, Compensation Committee and Corporate Governance Committee receive annual fees of $5,000, $2,000 and $2,000, respectively, and each of our non-employee directors that is a member of the Audit Committee, Compensation Committee and Corporate Governance Committee receives annual fees of $2,500, $1,000 and $1,000, respectively.

From time to time our non-employee directors may receive additional compensation through equity compensation or otherwise at the discretion of the disinterested directors of the Board for extraordinary service relating to their capacity as Board members.

The following table summarizes the total compensation that our directors (other than directors who are named executive officers) earned during the fiscal year ended December 31, 2015 for services rendered as members of our Board.

	Fees Earned or	Stock
Name (1)	Paid in Cash ($)	Awards ($) (5)	Total ($)
Robert D’Agostino (2)	4,590	15,616	20,206
Richard L. Todaro	18,570	45,000	63,570
Mikel H. Williams (2)	4,689	15,616	20,305
Kenneth M. Young (3)	18,740	48,750	67,490
Matthew J. Hart (4)	21,869	53,000	74,869
Hugh G. Hilton (4)	19,932	53,000	72,932

(1)	Bryant R. Riley, our Chief Executive Officer and Chairman, and Thomas J. Kelleher, our President, are not included in this table because Messrs. Riley and Kelleher were named executive officers during 2015. Messrs. Riley and Kelleher received no additional compensation for services as directors for 2015. The compensation received by Messrs. Riley and Kelleher as employees of the Company is shown in the Summary Compensation Table above. Andrew Gumaer, a director and the Chief Executive Officer of GAG, LLC, is not included in the table because he received no additional compensation for his services as a director for 2015. See “Employment Agreements with Andrew Gumaer and Harvey M. Yellen” above for a description of Mr. Gumaer’s employment agreement.

(2)	Messrs. D’Agostino and Williams were each appointed to the Board effective October 20, 2015.

(3)	Mr. Young was appointed to the Board effective May 4, 2015.

(4)	Messrs. Hart and Hilton each resigned as a director of the Company effective October 20, 2015.

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(5)	The amounts in the Stock Awards column reflect the aggregate grant date fair value of restricted stock units granted to the applicable director in 2015 calculated in accordance with FASB ASC 718. The Company granted 2,051 restricted stock units to Messrs. Todaro and Young on November 2, 2015 for such director’s annual stock grant of $20,000 as a non-employee director. The Company granted 1,602 restricted stock units to Messrs. D’Agostino and Williams on November 2, 2015 for such director’s annual stock grant of $20,000 as a non-employee director, pro-rated from the date of Messrs. D’Agostino and Williams were appointed to the Board as indicated above. The Company granted 357 restricted stock units to Mr. Young on May 9, 2015 for such director’s annual stock grant of $15,000 as a non-employee director for the 2014 to 2015 term, pro-rated from the date Mr. Young was appointed to the Board as indicated above. In addition, on May 9, 2015, Messrs. Todaro, Young, Hart and Hilton were granted 2,381, 2,381, 5,000, and 5,000 restricted stock units, respectively, as additional compensation for their service on the Board. The grant date fair value of the restricted stock units was $9.59 and $10.50 per share on November 2, 2015 and May 9, 2015, respectively. As stated above, such restricted stock units that were granted on November 2, 2015 vest on the earlier of the date of the Annual Meeting or August 12, 2016. The May 9, 2015 grants of restricted stock units vest as follows: 357 restricted stock units granted to Mr. Young vested in full on July 31, 2015; 2,381 restricted stock units granted to each of Messrs. Todaro and Young vest one-third on December 10, 2015, one-third on December 10, 2016, and one-third on December 10, 2017; and the 5,000 restricted stock units granted to each of Messrs. Hart and Hilton that were originally scheduled to vest one-third on December 10, 2015, one-third on December 10, 2016, and one-third on December 10, 2017 vested in full on October 20, 2015 upon Messrs. Hart and Hilton’s resignation from the Board. Vesting for all such awards is subject to full acceleration in the event of certain change in control transactions for the Company and is contingent upon continued service of the applicable director on the Board through the applicable vesting date. At December 31, 2015, a total of 10,480 restricted stock units granted to Messrs. D’Agostino, Todaro, Williams and Young remain outstanding.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the shares of our common stock as of April 10, 2016, by (i) each person we know to be the beneficial owner of 5% or more of the outstanding shares of our common stock; (ii) each executive officer listed in the Summary Compensation Table; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the address of the individuals listed below is 21860 Burbank Blvd., Suite 300 South, Woodland Hills, California 91367.

	Shares Beneficially Owned (2)
Name or Group of Beneficial Owners (1)	Number	Percent
Named Executive Officers:
Bryant R. Riley (3)	3,957,609	23.8%
Phillip J. Ahn	21,350	*
Thomas J. Kelleher (4)	448,685	2.7%

Directors:
Andrew Gumaer (5)	607,937	3.7%
Robert D’Agostino (6)	76,602	*
Richard L. Todaro (7)	5,950	*
Mikel H. Williams (6)	1,602	*
Kenneth M. Young (7)	3,302	*

Executive officers and directors as a group (10 persons):	5,141,023	30.9%

5% Stockholders:
Funds associated with Elliott Associates, L.P. (8)	2,306,450	13.9%
Funds associated with Nokomis Capital, L.L.C. (9)	1,200,000	7.2%
Lloyd I. Miller, III and associated persons (10)	2,207,420	13.3%
DJ Investments LLC: Series E (11)	2,000,000	12.0%
Funds associated with Dialectic Capital Management, LLC (12)	914,357	5.5%

*	Represents less than 1%.
(1)	Unless otherwise indicated, the business address of each holder is c/o B. Riley Financial, Inc., 21860 Burbank Blvd., Suite 300 South, Woodland Hills, California 91367.
(2)	Applicable percentage ownership is based on 16,614,786 shares of our common stock outstanding as of April 10, 2016. Beneficial ownership is determined in accordance with the rules of the SEC and is based on voting and investment power with respect to shares, subject to the applicable community property laws. Shares of our common stock subject to options or other contractual rights currently exercisable, or exercisable within 60 days after April 10, 2016, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.
(3)	Mr. Riley has served as a director of the Company since August 2009 and was appointed as the Chief Executive Officer and Chairman of the Company following the BRC Acquisition in June 2014. Represents 3,757,509 shares of our common stock held of record by Mr. Riley, 100 shares of our common stock held of record by the B. Riley and Co., LLC 401(k) Profit Sharing Plan (the “Riley Profit Sharing Plan”) and 200,000 shares of our common stock held of record by the Robert Antin Children Irrevocable Trust dtd 1/1/01 (the “Antin Trust”). Mr. Riley serves as the trustee of the Riley Profit Sharing Plan and the Antin Trust and, as such, has the power to vote or dispose of the securities held of record by each of the Riley Profit Sharing Plan and the Antin Trust and may be deemed to beneficially own such securities. The business address of each of Mr. Riley, the Riley Profit Sharing Plan and the Antin Trust is 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025.
(4)	Represents 448,185 shares of our common stock held of record by Mr. Kelleher, 100 shares of our common stock held of record in Mr. Kelleher’s individual retirement account, 100 shares of our common stock held of record by Mr. Kelleher as UTMA custodian for a daughter of Mr. Kelleher, 100 shares of our common stock held of record in Mr. Kelleher’s spouse’s individual retirement account, 100 shares of our common stock held of record by a daughter of Mr. Kelleher, and 100 shares of our common stock held of record by a daughter of Mr. Kelleher.

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(5)	Mr. Gumaer served as Chief Executive Officer and Chairman of the Company until June 2014. Following the BRC Acquisition in June 2014, Mr. Gumaer continues to serve as the Chief Executive Officer of GAG, LLC and no longer serves as the Company’s Chief Executive Officer or Chairman. Represents 271,937 shares of our common stock held of record by Mr. Gumaer and 336,000 shares of our commons stock held of record by Andrew & Dana Gumaer as Trustees for the Gumaer Living Trust.
(6)	Includes 1,602 shares of our common stock subject to a restricted stock unit that settles in our common stock and vests 100% on the earlier of the date of the Annual Meeting or August 12, 2016.
(7)	Includes 2,051 shares of our common stock subject to a restricted stock unit that settles in our common stock and vests 100% on the earlier of the date of the Annual Meeting or August 12, 2016.
(8)	Based on information provided on a Schedule 13D/A filed with the SEC on July 25, 2014 by the Liverpool Limited Partnership, a limited partnership organized and existing under the laws of Bermuda (“LLP”), and Middleton International Limited, a Cayman Islands exempted company (“MIL”). Represents 807,180 shares of our common stock held of record by LLP and 1,499,270 shares of our common stock held of record by MIL. LLP is a wholly owned subsidiary of Elliott Associates, L.P., a Delaware limited partnership (“EALP”), and MIL is a wholly owned subsidiary of Elliott International, L.P., a Cayman Islands limited partnership (“EILP”). Paul E. Singer (“Singer”), Elliott Capital Advisors, L.P., a Delaware limited partnership (“Capital Advisors”), which is controlled by Singer, and Elliott Special GP, LLC, a Delaware limited liability company (“Special GP”), which is controlled by Singer, are the general partners of EALP. Elliott International Capital Advisors Inc., a Delaware corporation (“EICA”), is the investment manager for EILP. Hambledon, Inc., a Cayman Islands corporation (“Hambledon”), which is also controlled by Singer, is the sole general partner of EILP. The business address of each of LLP, MIL, EALP, Singer, Capital Advisors, Special GP and EICA is 40 West 57th Street, New York, New York 10019. The business address of EILP and Hambledon is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies.
(9)	Based on information provided on a Schedule 13G/A filed with the SEC on February 13, 2015. Represents shares of our common stock held of record by certain private funds and managed accounts for which Nokomis Capital, L.L.C. (“Nokomis”) serves as the investment adviser. Nokomis may direct the vote and disposition of such securities and may be deemed to beneficially own such securities. Brett Hendrickson, a principal of Nokomis, may direct the vote and disposition of such securities and may be deemed to beneficially own such securities. The business address of Nokomis is 2305 Cedar Springs Road, Suite 420, Dallas, Texas 75201.
(10)	Based on information provided on a Schedule 13G/A filed with the SEC on February 5, 2015. Mr. Miller has sole voting and dispositive power with respect to 1,904,771 of such shares of common stock as (i) manager of a limited liability company that is the adviser to certain trusts, (ii) manager of a limited liability company that is the general partner of a certain limited partnership, (iii) manager of a limited liability company, and (iv) an individual. Mr. Miller has shared voting and dispositive power with respect to 302,649 of such shares of common stock as (i) an advisor to the trustee of a certain trust, (ii) with respect to shares owned by Mr. Miller’s wife, and (iii) an authorized person with respect to a custody account. Mr. Miller’s business address is 3300 South Dixie Highway, Suite 1-365, West Palm Beach, Florida 33405.
(11)	Based on information provided on a Schedule 13D filed with the SEC on December 19, 2014. Represents shares of our common stock held of record by DJ Investments LLC: Series E (“DJ Investments”). Fred Goldman and Michael LaRocque, each a manager of DJ Investments, have the power to vote or dispose of such securities and may be deemed to beneficially own such securities. The business address of DJ Investments is c/o Equitec Group, LLC, 111 W. Jackson Blvd., 20th Floor, Chicago, Illinois 60604.
(12)	Based on information provided on a Schedule 13G filed with the SEC on February 16, 2016. Represents shares of our common stock held of record by advisory clients of Dialectic Capital Management, LLC (“Dialectic”). John A. Fichthorn, B.J. Eastwood and Jonathan Bailey, the managing members of Dialectic, and Dialectic each have shared power to vote or dispose of such securities and may be deemed to beneficially own such securities. The business address of the Dialectic Capital Management, LLC is 17 State Street, Suite 3930, New York, New York 10004.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of The Nasdaq Stock Market, Inc. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. The Company’s independent public accountants are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2015 with management and the Company’s independent public accountants. The Audit Committee has discussed with the Company’s independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 1301 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board and as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the Company’s independent public accountants required by the applicable requirements of the Public Company Accounting Oversight Board and it has discussed with the Company’s independent public accountants their independence from the Company.

The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the Company’s independent public accountants. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s independent public accountants meet the applicable standards for independent public accountants independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Kenneth M. Young
Richard L. Todaro
Mikel H. Williams

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to B. Riley Financial, Inc., c/o Corporate Secretary, 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, California 91367 or call Investor Relations at (818) 884-3737. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2016 proxy statement, a stockholder’s proposal must be received by us no later than December 20, 2016, unless the date of our 2017 Annual Meeting of Stockholders is more than 30 days before or after May 24, 2017 (the one-year anniversary date of the Annual Meeting), in which case such proposals must be received by the Company a reasonable time before the Company begins to print and send applicable proxy materials. In addition, stockholder proposals must otherwise comply with Rule 14a-8 under the Exchange Act.

Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the previous year’s annual meeting of stockholders for our 2017 annual meeting of stockholders, unless the date of the 2017 annual meeting of stockholders is more than 30 days before or 70 days after the one-year anniversary of the Annual Meeting, in which case notice by the stockholder must be delivered not earlier than 90 days prior to the annual meeting and not later than the later of (a) 60 days prior to such annual meeting or (b) the tenth day following the date on which we first make a public announcement of the date of the annual meeting.

While our board will consider proper stockholder proposals that are properly brought before the annual meeting, we reserve the right to omit from our 2017 proxy statement stockholder proposals that we are not required to include under the Exchange Act.

ANNUAL REPORT

Our 2015 Annual Report on Form 10-K accompanies the proxy materials being provided to all stockholders. We will provide, without charge, additional copies of our 2015 Annual Report on Form 10-K upon the receipt of a written request by any stockholder.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at our annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Bryant R. Riley
Chairman and Chief Executive Officer

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B. RILEY FINANCIAL, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2016

The undersigned hereby appoints Phillip J. Ahn and Bryant R. Riley and each of them, as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them to vote all of the shares of stock of B. Riley Financial, Inc. which the undersigned may be entitled to vote at the 2016 Annual Meeting of Stockholders of B. Riley Financial, Inc. to be held on Tuesday, May 24, 2016 at 1:00 p.m. (local time) at the Loews Hollywood Hotel, located at 1755 N. Highland Avenue, Hollywood, California 90028, and at any and all postponements, continuations and adjournments thereof with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the 2016 Annual Meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND, FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be signed on the reverse side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Proxy Statement and our 2015 Annual Report on Form 10-K are available at: http://www.viewproxy.com/BRiley/2016/.

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" the nominees for director listed below, and a vote "FOR" proposals 2 and 3.

1. The election as directors of the nominees listed below:

☐ FOR ☐ WITHHOLD ☐ FOR ALL EXCEPT

(01) Robert D'Agostino
(02) Andrew Gumaer
(03) Thomas J. Kelleher
(04) Bryant R. Riley
(05) Mikel H. Williams
(06) Kenneth M. Young

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR All Except" and write that nominee's name in the space provided below.

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please indicate if you plan to attend this meeting ☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the named nominees as directors and FOR each of the proposals.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date ______________________________

Signature ______________________________

Signature ______________________________
(Joint Owners)

CONTROL NUMBER
→ ☐

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

CONTROL NUMBER
→ ☐

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET
Vote Your Proxy on the Internet:
Go to www.cesvote.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE
Vote Your Proxy by Phone:
Call 1 (888) 693-8683
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL
Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.